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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				   FORM 8-K


				 CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 15, 2002
                                                  -------------

Commission File Number 0-5544

			     OHIO CASUALTY CORPORATION
	     (Exact name of registrant as specified in its charter)

				       OHIO
	  (State or other jurisdiction of incorporation or organization)

				    31-0783294
		       (I.R.S. Employer Identification No.)

			 9450 Seward Road, Fairfield, Ohio
		     (Address of principal executive offices)

				      45014
				    (Zip Code)

				  (513) 603-2400
			  (Registrant's telephone number)


				  Not Applicable
	    (Former name or former address, if changed since last report)




			     Exhibit Index - Page 3

				Page 1 of 3 Pages
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ITEM 6.  Resignation of Registrant's Director
------   ------------------------------------

On July 15, 2002, Edward T. Roeding resigned as a director of Ohio Casualty Corporation.

A copy of Mr. Roeding's letter of resignation is attached hereto as Exhibit 99-1 and is incorporated herein by reference.

A copy of the press release issued by Ohio Casualty Corporation on July 15, 2002, announcing Mr. Roeding's resignation is attached hereto as Exhibit 99-2 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits
------   ---------------------------------

	 Exhibit No.     Description
	 -----------     -----------

            99-1        Letter of resignation of Edward T. Roeding dated
                        July 15, 2002.

            99-2 Press release issued by Ohio Casualty Corporation dated July 15, 2002, announcing Mr. Roeding's resignation.




				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				      OHIO CASUALTY CORPORATION
				      ---------------------------------------
					    (Registrant)




July 15, 2002                         /s/ Dennis E. McDaniel
				      ---------------------------------------
                                      Dennis E. MacDaniel
                                      Vice President and Controller




			       Page 2 of 3 Pages


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				EXHIBIT INDEX
				-------------


			  Current Report on Form 8-K
                              Dated July 15, 2002


Exhibit No.         Description
----------          -----------

   99.1             Letter of resignation of Edward T. Roeding dated
                    July 15, 2002.

   99.2 Press release issued by Ohio Casualty Corporation on July 15, 2002 announcing Mr. Roeding's resignation.









			      Page 3 of 3 Pages